UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-21953
Oppenheimer Baring China Fund
(Exact name of registrant as specified in charter)
6803 South Tucson Way, Centennial, Colorado 80112-3924
(Address of principal executive offices) (Zip code)
Robert G. Zack, Esq.
OppenheimerFunds, Inc.
Two World Financial Center, New York, New York 10281-1008
(Name and address of agent for service)
Registrant’s telephone number, including area code: (303) 768-3200
Date of fiscal year end: May 31
Date of reporting period: May 31, 2008

Item 1. Reports to Stockholders.
May 31, 2008

Oppenheimer	Management
Commentaries
Baring China Fund	and
Annual Report

MANAGEMENT COMMENTARIES
Listing of Top Holdings
ANNUAL REPORT
Fund Performance Discussion
Listing of Investments
Financial Statements

TOP HOLDINGS AND ALLOCATIONS

Top Ten Common Stock Industries

Oil, Gas & Consumable Fuels	15.2%

Commercial Banks	12.7

Wireless Telecommunication Services	6.8

Construction & Engineering	6.1

Real Estate Management & Development	5.2

Metals & Mining	4.6

Textiles, Apparel & Luxury Goods	4.3

Insurance	4.2

Construction Materials	3.7

Diversified Telecommunication Services	3.0

Portfolio holdings and allocations are subject to change. Percentages are as of May 31, 2008, and are based on net assets.

Top Ten Common Stock Holdings

Industrial & Commercial Bank of China Ltd.	5.3%

China Mobile Ltd.	5.0

Ping An Insurance Co. of China Ltd.	4.2

CNOOC Ltd.	3.9

China Communications Construction Co. Ltd.	3.7

China Construction Bank	3.7

PetroChina Co. Ltd.	3.6

Anhui Conch Cement Co. Ltd.	3.5

China Shenhua Energy Co. Ltd.	2.8

China Petroleum & Chemical Corp.	2.8
Portfolio holdings and allocations are subject to change. Percentages are as of May 31, 2008, and are based on net assets. For more current Fund holdings, please visit www.oppenheimerfunds.com.
6 | OPPENHEIMER BARING CHINA FUND

Sector Allocation
Portfolio holdings and allocations are subject to change. Percentages are as of May 31, 2008, and are based on the total market value of common stocks.
7 | OPPENHEIMER BARING CHINA FUND

FUND PERFORMANCE DISCUSSION
How has the Fund performed? Below is a discussion of the Fund’s performance during its fiscal year ended May 31, 2008, followed by a graphical comparison of the Fund’s performance to an appropriate broad-based market index.
Management Discussion of Fund Performance. The Hong Kong/China equity market enjoyed a major re-rating from May 2007 to July 2007 driven by earnings upgrades and optimism about the market’s future prospects. The equity market fell back in August due to concerns about the problems in the U.S. housing market before it briefly recovered after the Federal Reserve Board (the “Fed”) cut U.S. interest rates. The equity market then resumed its downward trend due to the credit crisis caused by the U.S. housing market, the potential risk of a U.S.-led global economic recession and tighter than expected monetary policy in China. Since mid-March 2008, signs of stabilization in the credit markets have led to an improvement in investors’ risk appetite and a recovery in Hong Kong and China equities.
     Oppenheimer Baring China Fund’s Class A shares (without sales charge) returned 7.20% during the reporting period. The Fund underperformed its benchmark, the MSCI Zhong Hua Index, which rose by 23.27% during the same time frame. The Fund was negatively impacted by our financials and industrials weightings, but benefited from our materials and utilities holdings.
     With the benefit of hindsight, we underestimated the extent to which events in the U.S. would cause a crisis in investor confidence in equity markets in Hong Kong and China. To compound matters, the market sell-off was initially focused on some of the stocks which had performed well previously and this detracted from the Fund’s performance in the final quarter of 2007 and in the first quarter of 2008. At the sector level, the Fund’s performance was held back by its emphasis on the industrial sector and its reduced emphasis on telecommunications. On a more positive note, the Fund’s focus on the consumer staples and consumer discretionary sectors boosted performance.
     Turning to individual stocks, the biggest negative contributors to relative performance were China Mobile Ltd. and China COSCO Holdings Co. Ltd. Our underweight in China Mobile detracted from relative performance as shares in the company rose sharply over the period. Conversely, an emphasis on China COSCO Holdings was detrimental as its shares sold off during the period. The top contributors to performance were materials companies Zhongjin Gold Corp. and Aluminum Corp. of China Ltd. both of which benefited from rising metal prices.
     Currently, the Fund is tilted towards infrastructure related stocks where rising demand is underpinned by the urbanization trend in China and government spending. We have also invested in selected raw material companies which have demonstrated strong pricing power
8 | OPPENHEIMER BARING CHINA FUND

and which have favorable supply/demand dynamics. In addition, the consumer discretionary sector, which benefits as household incomes rise, looks attractive.
     We are confident that China’s economy will continue to grow strongly, with credit tightening likely to successfully reign in growth. The domestic consumption boom will probably continue, with rising disposable income and improving purchasing power driven by the appreciating Renminbi. Furthermore, it is likely that January’s snow storm and April’s earthquake will prompt the government to increase infrastructure construction spending. Looking ahead, it is our belief that the equity market is well positioned in terms of its valuation and growth prospects in the long term and that the Fund is well-positioned to deliver attractive returns in this environment.
     In seeking to achieve long-term capital appreciation, Oppenheimer Baring China Fund holds a portfolio of quoted or traded equity investments in companies domiciled in Hong Kong or China, companies quoted or traded on any Hong Kong or China stock exchange, or companies that have a significant proportion of their assets or other interests in Hong Kong or China. We may also invest in companies domiciled in Taiwan or quoted on the Taiwan stock exchange. In practical terms, this means we pick companies which are predominately exposed to the economic environment in Hong Kong and China and, to a lesser extent, the Taiwanese equity market. In doing this, we focus on a “bottom-up” investment approach, meaning that we focus more on the individual merits of a specific company, rather than taking a stance on the outcome of a sector of the market or macroeconomic trends such as interest rate rises.
     Within this approach, we manage the Fund using a “Growth at a Reasonable Price”, or GARP, approach. This means that when researching candidates for the portfolio, we place just as much emphasis on the likely growth in corporate earnings at a company as we do on the share price valuation before deciding whether to invest or not. We believe this approach combines the best features of both “growth” and “value” investment styles, to the benefit of investors.
     Oppenheimer Baring China Fund is invested primarily in equities listed in the Hong Kong and China equity markets and as such is exposed to the volatility that can characterize equity share prices from time-to-time. Though Hong Kong is considered a developed market, China is regarded as an emerging equity market. As a result, the Fund can be exposed to economic, political and other risks associated with holding equities in developing markets. In addition to this, returns from overseas equity markets can also be subject to fluctuations in exchange rates, which can have the effect of eroding or enhancing the value of the investment returns for U.S.-dollar-based investors.
9 | OPPENHEIMER BARING CHINA FUND

FUND PERFORMANCE DISCUSSION
Comparing the Fund’s performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until May 31, 2008. In the case of Class A, Class B, Class C, Class N and Class Y shares, performance is measured from inception of the classes on January 31, 2007. The Fund’s performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B, Class C and Class N shares, and reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.
     The Fund’s performance is compared to the performance of the MSCI Zhong Hua Index, an unmanaged index which is a free float-adjusted market capitalization index that is designed to measure developed market equity performance of China and Hong Kong and is an aggregate of the MSCI Hong Kong Index (a capitalization-weighted index that monitors the performance of stocks from Hong Kong), and the MSCI China Free Index (an unmanaged market capitalization-weighted index of Chinese companies available to non-domestic investors). Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graph shows the effect of taxes. The Fund’s performance reflects the effects of the Fund’s business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments in the index.
10 | OPPENHEIMER BARING CHINA FUND

Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 4% (since inception); and for Class C and N shares, the contingent 1% deferred sales charge for the 1-year period. See page 16 for further information.
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FUND PERFORMANCE DISCUSSION
Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
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Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 4% (since inception); and for Class C and N shares, the contingent 1% deferred sales charge for the 1-year period. See page 16 for further information.
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FUND PERFORMANCE DISCUSSION
Class N Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

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Class Y Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 4% (since inception); and for Class C and N shares, the contingent 1% deferred sales charge for the 1-year period. See page 16 for further information.
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NOTES
Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns shown do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.
Investors should consider the Fund’s investment objectives, risks, and other charges and expenses carefully before investing. The Fund’s prospectus contains this and other information about the Fund, and may be obtained by asking your financial advisor, calling us at 1.800.525.7048 or visiting our website at www.oppenheimerfunds.com. Read the prospectus carefully before investing.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
Class A shares of the Fund were first publicly offered on 1/31/07. Class A returns include the current maximum initial sales charge of 5.75%.
Class B shares of the Fund were first publicly offered on 1/31/07. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 4% (since inception). Class B shares are subject to an annual 0.75% asset-based sales charge.
Class C shares of the Fund were first publicly offered on 1/31/07. Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.
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Class N shares of the Fund were first publicly offered on 1/31/07. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the 1-year period. Class N shares are subject to an annual 0.25% asset-based sales charge.
Class Y shares of the Fund were first publicly offered on 1/31/07. Class Y shares are offered only to certain institutional investors under a special agreement with the Distributor, and to present or former officers, directors, trustees or employees (and their eligible family members) of the Fund, the Manager, its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals.
An explanation of the calculation of performance is in the Fund’s Statement of Additional Information.
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FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended May 31, 2008.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), redemption fees, or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore,
18 | OPPENHEIMER BARING CHINA FUND

the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
Actual	December 1, 2007	May 31, 2008	May 31, 2008

Class A	$1,000.00	$733.80	$7.32

Class B	1,000.00	731.50	10.29

Class C	1,000.00	731.20	10.42

Class N	1,000.00	732.90	8.36

Class Y	1,000.00	736.10	4.92

Hypothetical
(5% return before expenses)

Class A	1,000.00	1,016.60	8.51

Class B	1,000.00	1,013.20	11.95

Class C	1,000.00	1,013.05	12.10

Class N	1,000.00	1,015.40	9.72

Class Y	1,000.00	1,019.35	5.72
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated fund, based on the 6-month period ended May 31, 2008 are as follows:

Class	Expense Ratios

Class A	1.68%

Class B	2.36

Class C	2.39

Class N	1.92

Class Y	1.13
The expense ratios reflect voluntary waivers or reimbursements of expenses by the Fund’s Manager and Transfer Agent that can be terminated at any time, without advance notice. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
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STATEMENT OF INVESTMENTS May 31, 2008

	Shares	Value

Common Stocks—90.5%

Consumer Discretionary—7.4%

Diversified Consumer Services—0.5%
New Oriental Education & Technology Group, Inc., Sponsored ADR[1]	5,200	$341,900

Multiline Retail—1.1%
Parkson Retail Group Ltd.	95,500	819,911

Specialty Retail—1.5%
Belle International Holdings Ltd.	929,000	1,164,241

Textiles, Apparel & Luxury Goods—4.3%
Anta Sports Products Ltd.	1,013,000	1,070,907

China Dongxiang Group Co.	2,616,012	1,203,435

Ports Design Ltd.	134,000	412,102

Xtep International Holdings Ltd.[1]	1,179,000	615,609

		3,302,053

Consumer Staples—2.8%

Food Products—2.2%
China Mengniu Dairy Co. Ltd.	540,000	1,691,846

Personal Products—0.6%
Hengan International Group Co. Ltd.	120,000	435,167

Energy—17.5%

Energy Equipment & Services—2.3%
Anhui Tianda Oil Pipe Co. Ltd.	333,000	104,117

China Oilfield Services Ltd.[1]	858,000	1,666,767

		1,770,884

Oil, Gas & Consumable Fuels—15.2%
China Coal Energy Co.	707,000	1,585,425

China Petroleum & Chemical Corp.	2,108,000	2,123,154

China Shenhua Energy Co. Ltd.	482,000	2,149,387

CNOOC Ltd.	1,667,000	2,948,302

PetroChina Co. Ltd.	1,940,000	2,768,399

		11,574,667

Financials—23.6%

Commercial Banks—12.7%
China CITIC Bank	1,268,000	903,405

China Construction Bank	3,149,000	2,804,438

China Merchants Bank Co. Ltd.	142,500	522,865

Industrial & Commercial Bank of China (Asia) Ltd.	536,000	1,425,185

Industrial & Commercial Bank of China Ltd.	5,414,000	4,044,596

		9,700,489

Diversified Financial Services—1.5%
Hong Kong Exchanges & Clearing Ltd.	65,500	1,124,694

Insurance—4.2%
Ping An Insurance Co. of China Ltd.	385,500	3,213,364

Real Estate Management & Development—5.2%
China Overseas Land & Investment Ltd.	502,000	910,868

China Resources Beijing Land	736,000	1,246,802

China Vanke Co. Ltd., Cl. B1	663,000	1,444,278

Zhong An Real Estate Ltd.[1]	696,000	317,503

		3,919,451

Industrials—14.1%

Construction & Engineering—6.1%
China Communications Construction Co. Ltd.	1,299,000	2,856,372

China Railway Construction Corp.[1]	974,500	1,748,228

		4,604,600
F1 | OPPENHEIMER BARING CHINA FUND

STATEMENT OF INVESTMENTS Continued

	Shares	Value

Electrical Equipment—1.2%
China High Speed Transmission Equipment Group Co. Ltd.[1]	210,000	$368,662

Dongfang Electrical Co. Ltd.	158,000	546,650

		915,312

Industrial Conglomerates—1.0%
Shanghai Industrial Holdings Ltd.	210,000	776,343

Machinery—2.4%
China National Materials Co.[1]	1,198,000	1,249,596

Shanghai Zhenhua Port Machinery Co. Ltd., B Shares	230,600	402,628

Yangzijiang Shipbuilding Holdings Ltd.	269,000	192,630

		1,844,854

Marine—0.6%
China COSCO Holdings Co. Ltd.	144,500	420,322

Road & Rail—1.1%
Guangshen Railway Co. Ltd.	1,714,000	865,765

Trading Companies & Distributors—0.9%
Apac Resources Ltd.[1]	6,320,000	704,571

Transportation Infrastructure—0.8%
Zhejiang Expressway Co. Ltd.	766,000	624,272

Information Technology—4.1%

Computers & Peripherals—1.5%
Lenovo Group Ltd.	1,572,000	1,154,238

Internet Software & Services—2.6%
Tencent Holdings Ltd.	233,200	1,963,280

Materials—10.4%

Chemicals—2.1%
Sinofert Holdings Ltd.	1,610,000	1,237,843

Sinopec Yizheng Chemical Fibre Co. Ltd.[1]	1,630,000	355,079

		1,592,922

Construction Materials—3.7%
Anhui Conch Cement Co. Ltd.[1]	294,000	2,635,259

Asia Cement Corp.	98,000	182,824

		2,818,083

Metals & Mining—4.6%
Aluminum Corp. of China Ltd.	926,000	1,621,943

Angang New Steel Co. Ltd.	450,000	1,210,933

Zijin Mining Group Co. Ltd.[1]	705,500	668,082

		3,500,958

Telecommunication Services—9.8%

Diversified Telecommunication Services—3.0%
China Communications Services Corp. Ltd.	696,000	639,465

China Telecom Corp. Ltd.	1,766,000	1,271,065

Citic 1616 Holdings Ltd.	1,313,000	400,433

		2,310,963

Wireless Telecommunication Services—6.8%
China Mobile Ltd.	260,500	3,841,885

China Unicom Ltd.	562,000	1,319,646

		5,161,531

Utilities—0.8%

Energy Traders—0.8%
China Power International Development Ltd.	1,895,000	641,060

Total Common Stocks (Cost $66,531,345)		68,957,741
	Units
Rights, Warrants and Certificates—0.0%
Industrial & Commercial Bank of China Ltd. Wts., Exp. 11/6/08[1] (Cost $0)	14,111	2,893
F2 | OPPENHEIMER BARING CHINA FUND

	Shares	Value

Structured Securities—7.6%
Credit Suisse Ltd. (Hong Kong),
Equity Linked Securities,
Exp. 10/23/09 (linked to Zhongjin Gold Corp., Cl. A common stock)	66,710	$628,277

JPMorgan International Derivatives Ltd.:
Daqin Railway Participation Nts.,
Low Exercise Price Warrant,
Exp. 8/3/09[2]	592,466	1,281,031
Industrial Bank Chinese Low Exercise Price Warrant,
Exp. 2/9/12[2]	152,911	759,929
Shanxi Xishan Coal & Electricity Power Co. Ltd. Chinese Low
Exercise Price Warrant,
Exp. 8/31/12[2]	70,600	517,347
Zhongjin Gold Corp. Chinese
Low Exercise Price Warrant,
Exp. 2/15/12[2]	84,600	796,766
JPMorgan International Derivatives
Ltd. Chinese Linked Participation
Nts., Exp. 12/21/11 (linked to Shanghai Pudong Development Bank common stock)	226,249	916,468

JPMorgan Structured Products BV:
Huaxin Cement Co. Ltd.,
Chinese Low Exercise Price Warrant,
Exp. 5/28/13[2]	176,200	606,116
Xinjiang Tianshan Cement Co.
Ltd. Chinese Low Exercise Price Warrant,
Exp. 5/14/13[2]	169,377	263,264

Total Structured Securities (Cost $5,554,527)		5,769,198

Total Investments, at Value (Cost $72,085,872)	98.1%	74,729,832

Other Assets Net of Liabilities	1.9	1,476,133

Net Assets	100.0%	$76,205,965

Footnotes to Statement of Investments
1.    Non-income producing security.
2.    Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $4,224,453 or 5.54% of the Fund’s net assets as of May 31, 2008.
Foreign Currency Exchange Contracts as of May 31, 2008 are as follows:

		Contract
	Buy/	Amount	Expiration		Unrealized	Unrealized
Contract Description	Sell	(000s)	Date	Value	Appreciation	Depreciation

Chinese Renminbi (Yuan) (CNY)	Buy	124 CNY	6/2/08	$17,884	$6	$—
Chinese Renminbi (Yuan) (CNY)	Buy	1,528 CNY	6/2/08	220,135	76	—
Chinese Renminbi (Yuan) (CNY)	Buy	87 CNY	6/3/08	12,475	—	4
Chinese Renminbi (Yuan) (CNY)	Buy	423 CNY	6/3/08	60,910	—	21
Chinese Renminbi (Yuan) (CNY)	Buy	1,693 CNY	6/3/08	243,966	—	82
Chinese Renminbi (Yuan) (CNY)	Buy	44 CNY	6/4/08	6,357	2	—
Chinese Renminbi (Yuan) (CNY)	Buy	3,583 CNY	6/4/08	516,242	154	—
Chinese Renminbi (Yuan) (CNY)	Buy	4,334 CNY	6/11/08	624,864	728	—

Total unrealized appreciation and depreciation					$966	$107

See accompanying Notes to Financial Statements.
F3 | OPPENHEIMER BARING CHINA FUND

STATEMENT OF ASSETS AND LIABILITIES May 31, 2008

Assets
Investments, at value (cost $72,085,872)—see accompanying statement of investments	$74,729,832

Cash	327,466

Cash—foreign currencies (cost $1,659,211)	1,662,931

Unrealized appreciation on foreign currency exchange contracts	966

Receivables and other assets:
Investments sold	4,215,066
Dividends	349,405
Shares of beneficial interest sold	185,687
Other	6,397

Total assets	81,477,750

Liabilities
Unrealized depreciation on foreign currency exchange contracts	107

Payables and other liabilities:
Investments purchased	4,643,162
Shares of beneficial interest redeemed	517,835
Shareholder communications	45,689
Distribution and service plan fees	19,243
Transfer and shareholder servicing agent fees	17,741
Trustees’ compensation	701
Other	27,307

Total liabilities	5,271,785

Net Assets	$76,205,965

Composition of Net Assets
Par value of shares of beneficial interest	$5,983

Additional paid-in capital	92,775,291

Accumulated net investment loss	(1,287)

Accumulated net realized loss on investments and foreign currency transactions	(19,222,604)

Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	2,648,582

Net Assets	$76,205,965

F4 | OPPENHEIMER BARING CHINA FUND

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $51,053,000 and 3,999,258 shares of beneficial interest outstanding)	$12.77
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$13.55

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $7,101,386 and 560,512 shares of beneficial interest outstanding)	$12.67

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $13,852,838 and 1,094,528 shares of beneficial interest outstanding)	$12.66

Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $1,642,260 and 128,932 shares of beneficial interest outstanding)	$12.74

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $2,556,481 and 199,642 shares of beneficial interest outstanding)	$12.81
See accompanying Notes to Financial Statements.
F5 | OPPENHEIMER BARING CHINA FUND

STATEMENT OF OPERATIONS For the Year Ended May 31, 2008

Investment Income
Dividends	$938,309

Interest	152,039

Total investment income	1,090,348

Expenses
Management fees	754,260

Distribution and service plan fees:
Class A	104,645
Class B	60,876
Class C	113,744
Class N	7,941

Transfer and shareholder servicing agent fees:
Class A	95,677
Class B	21,945
Class C	25,194
Class N	3,719
Class Y	462

Shareholder communications:
Class A	51,138
Class B	12,320
Class C	11,112
Class N	1,877
Class Y	231

Custodian fees and expenses	19,394

Trustees’ compensation	803

Other	38,625

Total expenses	1,323,963
Less waivers and reimbursements of expenses	(23,490)

Net expenses	1,300,473

Net Investment Loss	(210,125)
F6 | OPPENHEIMER BARING CHINA FUND

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	$(17,592,277)
Foreign currency transactions	208,633

Net realized loss	(17,383,644)

Net change in unrealized depreciation on:
Investments	(370,880)
Translation of assets and liabilities denominated in foreign currencies	(35,306)

Net change in unrealized appreciation	(406,186)

Net Decrease in Net Assets Resulting from Operations	$(17,999,955)

See accompanying Notes to Financial Statements.
F7 | OPPENHEIMER BARING CHINA FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Period Ended
	May 31, 2008	May 31, 2007[1]

Operations
Net investment income (loss)	$(210,125)	$95,313

Net realized loss	(17,383,644)	(25,575)

Net change in unrealized appreciation	(406,186)	3,054,768

Net increase (decrease) in net assets resulting from operations	(17,999,955)	3,124,506
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(90,428)	—
Class B	—	—
Class C	(6,370)	—
Class N	(700)	—
Class Y	(4,854)	—

	(102,352)	—

Tax return of capital distribution from net investment income:
Class A	(133,253)	—
Class B	—	—
Class C	(9,387)	—
Class N	(1,030)	—
Class Y	(7,153)	—

	(150,823)	—

Distributions from net realized gain:
Class A	(1,243,536)	—
Class B	(149,583)	—
Class C	(303,295)	—
Class N	(31,172)	—
Class Y	(47,987)	—

	(1,775,573)	—
Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions:
Class A	42,002,972	18,066,735
Class B	7,814,342	1,154,465
Class C	17,581,864	841,926
Class N	1,824,268	235,467
Class Y	3,479,123	5,000

	72,702,569	20,303,593
Net Assets
Total increase	52,673,866	23,428,099

Beginning of period	23,532,099	104,000	[2]

End of period (including accumulated net investment income (loss) of $(1,287) and $96,157, respectively)	$76,205,965	$23,532,099

1.    For the period from January 31, 2007 (commencement of operations) to May 31, 2007.
2.    Reflects the value of the Manager’s initial seed money investment on November 13, 2006.
See accompanying Notes to Financial Statements.
F8 | OPPENHEIMER BARING CHINA FUND

FINANCIAL HIGHLIGHTS

Class A Year Ended May 31,	2008	2007[1]

Per Share Operating Data
Net asset value, beginning of period	$12.17	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2]	(.02)	.06
Net realized and unrealized gain	.95	2.11

Total from investment operations	.93	2.17

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.02)	—
Distributions from net realized gain	(.28)	—
Tax return of capital distribution	(.03)	—

Total dividends and/or distributions to shareholders	(.33)	—

Net asset value, end of period	$12.77	$12.17

Total Return, at Net Asset Value[3]	7.20%	21.70%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$51,053	$21,086

Average net assets (in thousands)	$54,526	$15,024

Ratios to average net assets:[4]
Net investment income (loss)	(0.11)%	1.75%
Total expenses	1.54%	1.90%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.54%	1.60%

Portfolio turnover rate	173%	25%

1.    For the period from January 31, 2007 (commencement of operations) to May 31, 2007.
2.    Per share amounts calculated based on the average shares outstanding during the period.
3.    Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
4.    Annualized for periods less than one full year.
See accompanying Notes to Financial Statements.
F9 | OPPENHEIMER BARING CHINA FUND

FINANCIAL HIGHLIGHTS Continued

Class B Year Ended May 31,	2008	2007[1]

Per Share Operating Data
Net asset value, beginning of period	$12.13	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2]	(.13)	.09
Net realized and unrealized gain	.95	2.04

Total from investment operations	.82	2.13

Dividends and/or distributions to shareholders:
Dividends from net investment income	—	—
Distributions from net realized gain	(.28)	—
Tax return of capital distribution	—	—

Total dividends and/or distributions to shareholders	(.28)	—

Net asset value, end of period	$12.67	$12.13

Total Return, at Net Asset Value[3]	6.38%	21.30%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,101	$1,250

Average net assets (in thousands)	$6,132	$492

Ratios to average net assets:[4]
Net investment income (loss)	(0.87)%	2.48%
Total expenses	2.63%	4.33%[5]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.35%	2.35%

Portfolio turnover rate	173%	25%

1.	For the period from January 31, 2007 (commencement of operations) to May 31, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	The fiscal 2007 total expenses ratio is higher than the anticipated total expenses ratio of the class for future fiscal years due to the Fund’s limited operating history.
See accompanying Notes to Financial Statements.
F10 | OPPENHEIMER BARING CHINA FUND

Class C Year Ended May 31,	2008	2007[1]

Per Share Operating Data
Net asset value, beginning of period	$12.13	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2]	(.13)	.08
Net realized and unrealized gain	.95	2.05

Total from investment operations	.82	2.13

Dividends and/or distributions to shareholders:
Dividends from net investment income	— [3]	—
Distributions from net realized gain	(.28)	—
Tax return of capital distribution	(.01)	—

Total dividends and/or distributions to shareholders	(.29)	—

Net asset value, end of period	$12.66	$12.13

Total Return, at Net Asset Value[4]	6.39%	21.30%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$13,853	$933

Average net assets (in thousands)	$11,395	$445

Ratios to average net assets:[5]
Net investment income (loss)	(0.85)%	2.21%
Total expenses	2.40%	4.15%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.35%	2.35%

Portfolio turnover rate	173%	25%

1.	For the period from January 31, 2007 (commencement of operations) to May 31, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Less than $0.005 per share.

4.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5.	Annualized for periods less than one full year.

6.	The fiscal 2007 total expenses ratio is higher than the anticipated total expenses ratio of the class for future fiscal years due to the Fund’s limited operating history.
See accompanying Notes to Financial Statements.
F11 | OPPENHEIMER BARING CHINA FUND

FINANCIAL HIGHLIGHTS Continued

Class N Year Ended May 31,	2008	2007[1]

Per Share Operating Data
Net asset value, beginning of period	$12.15	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2]	(.06)	.12
Net realized and unrealized gain	.95	2.03

Total from investment operations	.89	2.15

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.01)	—
Distributions from net realized gain	(.28)	—
Tax return of capital distribution	(.01)	—

Total dividends and/or distributions to shareholders	(.30)	—

Net asset value, end of period	$12.74	$12.15

Total Return, at Net Asset Value[3]	6.89%	21.50%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,642	$256

Average net assets (in thousands)	$1,595	$102

Ratios to average net assets:[4]
Net investment income (loss)	(0.37)%	3.09%
Total expenses	1.92%	2.71%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.85%	1.85%

Portfolio turnover rate	173%	25%

1.	For the period from January 31, 2007 (commencement of operations) to May 31, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.
See accompanying Notes to Financial Statements.
F12 | OPPENHEIMER BARING CHINA FUND

Class Y Year Ended May 31,	2008	2007[1]

Per Share Operating Data
Net asset value, beginning of period	$12.18	$10.00

Income (loss) from investment operations:
Net investment income[2]	.07	.12
Net realized and unrealized gain	.91	2.06

Total from investment operations	.98	2.18

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.03)	—
Distributions from net realized gain	(.28)	—
Tax return of capital distribution	(.04)	—

Total dividends and/or distributions to shareholders	(.35)	—

Net asset value, end of period	$12.81	$12.18

Total Return, at Net Asset Value[3]	7.58%	21.80%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,557	$7

Average net assets (in thousands)	$1,808	$4

Ratios to average net assets:[4]
Net investment income	0.45%	3.16%
Total expenses	1.12%	1.83%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.12%	1.35%

Portfolio turnover rate	173%	25%

1.	For the period from January 31, 2007 (commencement of operations) to May 31, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.
See accompanying Notes to Financial Statements.
F13 | OPPENHEIMER BARING CHINA FUND

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Baring China Fund (the “Fund”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek long-term capital appreciation. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”). The Manager has entered into a sub-advisory agreement with Baring Asset Management, Inc. (the “Sub-Adviser”).
     The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC, however, the institutional investor may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares 72 months after the date of purchase. The Fund assesses a 2% fee on the proceeds of fund shares that are redeemed (either by selling or exchanging to another Oppenheimer fund) within 30 days of their purchase. The fee, which is retained by the Fund, is accounted for as an addition to paid-in capital.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the closing price reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing “bid” and “asked” prices, and if not, at the closing bid price. Securities traded on foreign exchanges are valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the official closing price on the principal exchange. Corporate, government and municipal debt instruments having a remaining
F14 | OPPENHEIMER BARING CHINA FUND

maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities will be valued at the mean between the “bid” and “asked” prices. Securities for which market quotations are not readily available are valued at their fair value. Securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Shares of a registered investment company that are not traded on an exchange are valued at the acquired investment company’s net asset value per share. “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Statement of Operations. The Fund records a realized gain or loss when a structured security is sold or matures.
Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.
     Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.
     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.
F15 | OPPENHEIMER BARING CHINA FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Investments With Off-Balance Sheet Risk. The Fund enters into financial instrument transactions (such as swaps, futures, options and other derivatives) that may have off-balance sheet market risk. Off-balance sheet market risk exists when the maximum potential loss on a particular financial instrument is greater than the value of such financial instrument, as reflected in the Fund’s Statement of Assets and Liabilities.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Appreciation
Based on Cost of
Securities and
Undistributed	Undistributed	Accumulated	Other Investments
Net Investment	Long-Term	Loss	for Federal Income
Income	Gain	Carryforward[1,2,3]	Tax Purposes

$—	$—	$17,605,565	$1,030,684

1.	As of May 31, 2008, the Fund had $17,605,565 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2017.

2.	During the fiscal year ended May 31, 2008, the Fund did not utilize any capital loss carryforward.

3.	During the fiscal year ended May 31, 2007, the Fund did not utilize any capital loss carryforward.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
F16 | OPPENHEIMER BARING CHINA FUND

Accordingly, the following amounts have been reclassified for May 31, 2008. Net assets of the Fund were unaffected by the reclassifications.

	Reduction to	Increase to
	Accumulated	Accumulated Net
Reduction to	Net Investment	Realized Loss
Paid-in Capital	Loss	on Investments

$323,176	$365,856	$42,680
The tax character of distributions paid during the year ended May 31, 2008 and the period ended May 31, 2007 was as follows:

	Year Ended	Period Ended
	May 31, 2008	May 31, 2007

Distributions paid from:
Ordinary income	$1,877,925	$—
Return of capital	150,823	—

Total	$2,028,748	$—

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of May 31, 2008 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$73,702,911
Federal tax cost of other investments	3,798,468

Total federal tax cost	$77,501,379

Gross unrealized appreciation	$5,408,593
Gross unrealized depreciation	(4,377,909)

Net unrealized appreciation	$1,030,684

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.
F17 | OPPENHEIMER BARING CHINA FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
F18 | OPPENHEIMER BARING CHINA FUND

2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended May 31, 2008		Period Ended May 31, 2007[1,2]
	Shares	Amount	Shares	Amount

Class A
Sold	6,971,462	$113,730,463	1,773,992	$18,612,877
Dividends and/or distributions reinvested	81,018	1,254,121	—	—
Redeemed	(4,786,454)	(72,981,612)[3]	(50,760)	(546,142)[4]

Net increase	2,266,026	$42,002,972	1,723,232	$18,066,735

Class B
Sold	781,029	$12,536,961	105,501	$1,184,056
Dividends and/or distributions reinvested	9,306	143,406	—	—
Redeemed	(332,817)	(4,866,025)[3]	(2,607)	(29,591)[4]

Net increase	457,518	$7,814,342	102,894	$1,154,465

Class C
Sold	1,766,162	$29,091,628	86,058	$952,941
Dividends and/or distributions reinvested	19,077	293,788	—	—
Redeemed	(767,614)	(11,803,552)[3]	(9,255)	(111,015)[4]

Net increase	1,017,625	$17,581,864	76,803	$841,926

Class N
Sold	245,542	$3,940,268	21,230	$237,927
Dividends and/or distributions reinvested	2,119	32,776	—	—
Redeemed	(139,843)	(2,148,776)[3]	(216)	(2,460)[4]

Net increase	107,818	$1,824,268	21,014	$235,467

Class Y
Sold	291,965	$4,822,024	450	$5,000
Dividends and/or distributions reinvested	3,866	59,880	—	—
Redeemed	(96,739)	(1,402,781)[3]	—	—

Net increase	199,092	$3,479,123	450	$5,000

1.	For the period from January 31, 2007 (commencement of operations) to May 31, 2007.

2.	The Fund sold 10,000 Class A shares at a value of $100,000 and 100 shares of each Class B, C, N and Y shares at a value of $1,000, respectively, to the Manager upon seeding of the Fund on November 13, 2006.

3.	Net of redemption fees of $51,718, $5,817, $10,808, $1,513, and $1,715 for Class A, Class B, Class C, Class N, and Class Y, respectively.

4.	Net of redemption fees of $5,835, $191, $173, and $40 for Class A, Class B, Class C, and Class N, respectively.
F19 | OPPENHEIMER BARING CHINA FUND

NOTES TO FINANCIAL STATEMENTS Continued
3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended May 31, 2008, were as follows:

	Purchases	Sales
Investment securities	$192,310,486	$121,835,856
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $250 million	1.00%
Next $250 million	0.95
Next $500 million	0.90
Over $1.0 billion	0.85
Sub-Adviser Fees. The Manager retains the Sub-Adviser to provide the day-to-day portfolio management of the Fund. The Manager pays the Sub-Adviser an annual fee equal to 40% of the management fee received by the Manager from the Fund. For the year ended May 31, 2008, the Manager paid $293,311 to the Sub-Adviser for its services to the Fund.
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended May 31, 2008, the Fund paid $127,996 to OFS for services to the Fund.
     Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.
Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the
F20 | OPPENHEIMER BARING CHINA FUND

Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares and 0.25% on Class N shares. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. The Distributor’s aggregate uncompensated expenses under the Plans at March 31, 2008 for Class B, Class C and Class N shares were $91,681, $177,324 and $34,710, respectively. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.
Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C	Class N
	Class A	Contingent	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by	Retained by
Year Ended	Distributor	Distributor	Distributor	Distributor	Distributor
May 31, 2008	$238,798	$30,790	$42,619	$67,559	$2,182
Waivers and Reimbursements of Expenses. The Manager has agreed to waive its management fees and/or reimburse expenses such that “Expenses after waivers, payments and/or reimbursements and reduction to custodian expenses” will not exceed 1.60% for Class A shares and 2.35% for Class B shares and Class C shares, 1.85% for Class N and 1.35% for Class Y, respectively. During the year ended May 31, 2008, the Manager reimbursed the Fund $14,693, $5,026, $874 and $28 for Class B, Class C, Class N and Class Y shares, respectively. These undertakings are voluntary and may be amended or withdrawn at any time.
F21 | OPPENHEIMER BARING CHINA FUND

NOTES TO FINANCIAL STATEMENTS Continued
4. Fees and Other Transactions with Affiliates Continued
OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. During the year ended May 31, 2008, OFS waived $2,489, $130 and $250 for Class B, Class C and Class N shares, respectively. This undertaking may be amended or withdrawn at any time.
5. Foreign Currency Exchange Contracts
The Fund may enter into foreign currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date.
     Forward contracts are reported on a schedule following the Statement of Investments. Forward contracts will be valued daily based upon the closing prices of the forward currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.
     Risks to the Fund include both market and credit risk. Market risk is the risk that the value of the forward contract will depreciate due to unfavorable changes in the exchange rates. Credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Fund’s loss will consist of the net amount of contractual payments that the Fund has not yet received.
6. Recent Accounting Pronouncement
In September 2006, Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards (“SFAS”) No. 157, Fair Value Measurements. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. As of May 31, 2008, the Manager does not believe the adoption of SFAS No. 157 will materially impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.
F22 | OPPENHEIMER BARING CHINA FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of Oppenheimer Baring China Fund:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Baring China Fund, including the statement of investments, as of May 31, 2008, the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for the year then ended and for the period from January 31, 2007 (commencement of operations) to May 31, 2007. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Baring China Fund as of May 31, 2008, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for the year then ended and for the period from January 31, 2007 (commencement of operations) to May 31, 2007, in conformity with U.S. generally accepted accounting principles.
KPMG llp
Denver, Colorado
July 16, 2008
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THIS PAGE INTENTIONALLY LEFT BLANK.
F24 | OPPENHEIMER BARING CHINA FUND

FEDERAL INCOME TAX INFORMATION Unaudited
In early 2008, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2007. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
     None of the dividends paid by the Fund during the fiscal year ended May 31, 2008 are eligible for the corporate dividend-received deduction.
     A portion, if any, of the dividends paid by the Fund during the fiscal year ended May 31, 2008 which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. $645,884 of the Fund’s fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2008, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.
     Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the fiscal year ended May 31, 2008, $1,776,429 or 100% of the short-term capital gain distribution paid and to be paid by the Fund qualifies as a short-term capital gain dividend.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.
21 | OPPENHEIMER BARING CHINA FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;
UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC toll-free at 1-800-SEC-0330.
22 | OPPENHEIMER BARING CHINA FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007) and Trustee (since 2006) Age: 65	General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Manager’s parent company) (since September 2004); Chairman (since August 2007) and Trustee (since August 1991) of the Board of Trustees of The Jackson Laboratory (non-profit); Treasurer and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); Member of Zurich Financial Investment Management Advisory Council (insurance) (2004-2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 64 portfolios in the OppenheimerFunds complex.

David K. Downes, Trustee (since 2007) Age: 68	Independent Chairman GSK Employee Benefit Trust (since April 2006); Director of Correctnet (since January 2006); Trustee of Employee Trusts (since January 2006); President, Chief Executive Officer and Board Member of CRAFund Advisors, Inc. (investment management company) (since January 2004); Director of Internet Capital Group (information technology company) (since October 2003); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993- 2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch & Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse & Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 64 portfolios in the OppenheimerFunds complex.

Matthew P. Fink, Trustee (since 2006) Age: 67	Trustee of the Committee for Economic Development (policy research founda- tion) (since 2005); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004). Oversees 54 portfolios in the OppenheimerFunds complex.

Robert G. Galli, Trustee (since 2006) Age: 74	A director or trustee of other Oppenheimer funds. Oversees 64 portfolios in the OppenheimerFunds complex.
23 | OPPENHEIMER BARING CHINA FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

Phillip A. Griffiths, Trustee (since 2006) Age: 69	Fellow of the Carnegie Corporation (since 2007); Distinguished Presidential Fellow for International Affairs (since 2002) and Member (since 1979) of the National Academy of Sciences; Council on Foreign Relations (since 2002); Director of GSI Lumonics Inc. (precision technology products company) (since 2001); Senior Advisor of The Andrew W. Mellon Foundation (since 2001); Chair of Science Initiative Group (since 1999); Member of the American Philosophical Society (since 1996); Trustee of Woodward Academy (since 1983); Foreign Associate of Third World Academy of Sciences; Director of the Institute for Advanced Study (1991-2004); Director of Bankers Trust New York Corporation (1994-1999); Provost at Duke University (1983-1991). Oversees 54 portfolios in the OppenheimerFunds complex.

Mary F. Miller, Trustee (since 2006) Age: 65	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (since October 1998); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 54 portfolios in the OppenheimerFunds complex.

Joel W. Motley, Trustee (since 2006) Age: 56	Managing Director of Public Capital Advisors, LLC (privately held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee of the Episcopal Church of America, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee of Historic Hudson Valley. Oversees 54 portfolios in the OppenheimerFunds complex.

Russell S. Reynolds, Jr., Trustee (since 2006) Age: 76	Chairman of RSR Partners (formerly “The Directorship Search Group, Inc.”) (corporate governance consulting and executive recruiting) (since 1993); Life Trustee of International House (non-profit educational organization); Former Trustee of The Historical Society of the Town of Greenwich; Former Director of Greenwich Hospital Association. Oversees 54 portfolios in the OppenheimerFunds complex.

Joseph M. Wikler, Trustee (since 2006) Age: 67	Director of C-TASC (bio-statistics services) (since 2007); Director of the following medical device companies: Medintec (since 1992) and Cathco (since 1996); Director of Lakes Environmental Association (environmental protection organization) (since 1996); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Fortis/Hartford mutual funds (1994-December 2001). Oversees 54 portfolios in the OppenheimerFunds complex.

Peter I. Wold, Trustee (since 2006) Age: 60	President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Vice President, Secretary and Treasurer of Wold Trona Company, Inc. (soda ash processing and production) (1996-2006); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 54 portfolios in the OppenheimerFunds complex.

INTERESTED TRUSTEE AND OFFICER	The address of Mr. Murphy is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Mr. Murphy serves as a Trustee for an indefinite term, or until his resignation, retirement, death or removal and as an Officer for an indefinite term, or until his resignation, retirement, death or removal. Mr. Murphy is an interested Trustee due to his positions with OppenheimerFunds, Inc. and its affiliates.
24 | OPPENHEIMER BARING CHINA FUND

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

John V. Murphy, President and Principal Executive Officer and Trustee (since 2006) Age: 59	Chairman, Chief Executive Officer and Director of the Manager (since June 2001); President of the Manager (September 2000-February 2007); President and director or trustee of other Oppenheimer funds; President and Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) and of Oppenheimer Partnership Holdings, Inc. (holding company subsidiary of the Manager) (since July 2001); Director of OppenheimerFunds Distributor, Inc. (subsidiary of the Manager) (November 2001-December 2006); Chairman and Director of Shareholder Services, Inc. and of Shareholder Financial Services, Inc. (transfer agent subsidiaries of the Manager) (since July 2001); President and Director of OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since July 2001); Director of the following investment advisory subsidiaries of the Manager: OFI Institutional Asset Management, Inc., Centennial Asset Management Corporation, Trinity Investment Management Corporation and Tremont Capital Management, Inc. (since November 2001), HarbourView Asset Management Corporation and OFI Private Investments, Inc. (since July 2001); President (since November 2001) and Director (since July 2001) of Oppenheimer Real Asset Management, Inc.; Executive Vice President of Massachusetts Mutual Life Insurance Company (OAC’s parent company) (since February 1997); Director of DLB Acquisition Corporation (holding company parent of Babson Capital Management LLC) (since June 1995); Chairman (since October 2007) and Member of the Investment Company Institute’s Board of Governors (since October 2003). Oversees 103 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Mr. Zack and Ms. Bloomberg, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey, Wixted, Petersen, Szilagyi and Ms. Ives, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2006) Age: 57	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983); Former Vice President and Director of Internal Audit of the Manager (1997- February 2004). An officer of 103 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 2006) Age: 48	Senior Vice President and Treasurer of the Manager (since March 1999); Treasurer of the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (since March 1999), OFI Private Investments, Inc. (since March 2000), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of the following:
OAC (since March 1999), Centennial Asset Management Corporation (March 1999-October 2003) and OppenheimerFunds Legacy Program (April 2000-June 2003). An officer of 103 portfolios in the OppenheimerFunds complex.
25 | OPPENHEIMER BARING CHINA FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

Brian S. Petersen, Assistant Treasurer (since 2006) Age: 37	Vice President of the Manager (since February 2007); Assistant Vice President of the Manager (August 2002-February 2007); Manager/Financial Product Accounting of the Manager (November 1998-July 2002). An officer of 103 port- folios in the OppenheimerFunds complex.

Brian C. Szilagyi, Assistant Treasurer (since 2006) Age: 38	Assistant Vice President of the Manager (since July 2004); Director of Financial Reporting and Compliance of First Data Corporation (April 2003-July 2004); Manager of Compliance of Berger Financial Group LLC (May 2001-March 2003). An officer of 103 portfolios in the OppenheimerFunds complex.

Robert G. Zack, Secretary (since 2006) Age: 59	Executive Vice President (since January 2004) and General Counsel (since March 2002) of the Manager; General Counsel and Director of the Distributor (since December 2001); General Counsel of Centennial Asset Management Corporation (since December 2001); Senior Vice President and General Counsel of HarbourView Asset Management Corporation (since December 2001); Secretary and General Counsel of OAC (since November 2001); Assistant Secretary (since September 1997) and Director (since November 2001) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since December 2001); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. and OFI Trust Company (since November 2001); Vice President of OppenheimerFunds Legacy Program (since June 2003); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since November 2001); Director of OppenheimerFunds (Asia) Limited (since December 2003); Senior Vice President (May 1985-December 2003). An officer of 103 portfolios in the OppenheimerFunds complex.

Lisa I. Bloomberg, Assistant Secretary (since 2006) Age: 40	Vice President (since May 2004) and Deputy General Counsel (since May 2008); of the Manager; Associate Counsel of the Manager (May 2004-May 2008); First Vice President (April 2001-April 2004), Associate General Counsel (December 2000-April 2004) of UBS Financial Services Inc. (formerly, PaineWebber Incorporated). An officer of 103 portfolios in the OppenheimerFunds complex.

Kathleen T. Ives, Assistant Secretary (since 2006) Age: 42	Vice President (since June 1998), Deputy General Counsel (since May 2008) and Assistant Secretary (since October 2003) of the Manager; Vice President (since 1999) and Assistant Secretary (since October 2003) of the Distributor; Assistant Secretary of Centennial Asset Management Corporation (since October 2003); Vice President and Assistant Secretary of Shareholder Services, Inc. (since 1999); Assistant Secretary of OppenheimerFunds Legacy Program and Shareholder Financial Services, Inc. (since December 2001); Senior Counsel of the Manager (October 2003-May 2008). An officer of 103 portfolios in the OppenheimerFunds complex.
The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge, upon request, by calling 1.800.525.7048.
26 | OPPENHEIMER BARING CHINA FUND

Item 2. Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.
Item 3. Audit Committee Financial Expert.
The Board of Trustees of the registrant has determined that David Downes, a member of the Board’s Audit Committee, is an audit committee financial expert and that Mr. Downes is “independent” for purposes of this Item 3.
Item 4. Principal Accountant Fees and Services.
(a) Audit Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $21,300 in fiscal 2008 and $24,300 in fiscal 2007.
(b) Audit-Related Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed $201,236 in fiscal 2008 and $55,000 in fiscal 2007 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: internal control reviews and professional services relating to FAS 123R.
(c) Tax Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees to the registrant during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees to the registrant during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
(d) All Other Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 100%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $201,236 in fiscal 2008 and $55,000 in fiscal 2007 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.
Item 5. Audit Committee of Listed Registrants
Not applicable.
Item 6. Schedule of Investments.
Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards
1.	The Fund’s Governance Committee (the “Committee”) will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds’ investment manager and its affiliates in making the selection.

2.	The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3.	The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the

Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:
•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.
The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4.	Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”

5.	Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.
Item 11. Controls and Procedures.
Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 11/30/2007, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Baring China Fund

By:	/s/ John V. Murphy
John V. Murphy
Principal Executive Officer
Date:	07/08/2008
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John V. Murphy
John V. Murphy
Principal Executive Officer
Date:	07/08/2008

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date:	07/08/2008